SUBJECT TO REVISION
  SERIES TERM SHEET DATED MAY 7, 1999


                          [OAKWOOD LOGO APPEARS HERE]
                                  $255,621,150
                        Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1999-B

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 1999-B. The Series Term Sheet has been prepared by Oakwood Mortgage Investors, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, NationsBanc Montgomery Securities LLC nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE PASS-THROUGH CERTIFICATES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.



THE INFORMATION CONTAINED IN THIS REVISED SERIES TERM SHEET SUPERSEDES THE INFORMATION CONTAINED IN ALL PRIOR SERIES TERM SHEETS.



Credit Suisse First Boston
                                        NationsBanc Montgomery Securities LLC

        THIS SERIES TERM SHEET WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT, THE PROSPECTUS AND THE SERIES 1999-B POOLING AND SERVICING AGREEMENT (INCLUDING THE JULY 1998 EDITION TO THE STANDARD TERMS) TO BE DATED AS OF APRIL 1, 1999, AMONG OAKWOOD MORTGAGE INVESTORS, INC., AS DEPOSITOR, OAKWOOD ACCEPTANCE CORPORATION, AS SERVICER, AND CHASE MANHATTAN TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE.


The Offered Certificates...............
   -------------------------------------------------------------------------------------------------
                                         Moodys/    Average            Modified
              Principal                   Fitch       Life             Duration    First     Last
   Class      Amount(1)   Description   Ratings(2)  (yrs)(3)   Coupon  (yrs)(3)   Pay(3)    Pay(3)
   -------------------------------------------------------------------------------------------------
    A-1     $61,200,000   Senior SEQ    Aaa / AAA     1.10     . %(4)     1.04     6/99     7/01
    A-2     $49,100,000   Senior SEQ    Aaa / AAA     3.10     . %(5)     2.74     7/01     6/03
    A-3     $28,900,000   Senior SEQ    Aaa / AAA     5.10     . %(5)     4.23     6/03    10/05
    A-4     $57,628,000   Senior SEQ    Aaa / AAA     9.06     . %(5)     6.53    10/05     5/09
    M-1     $15,337,000   Mezzanine     Aa3 / AA      8.14     . %(5)     5.95    12/03     5/09
                                                                  (6)
    M-2     $12,781,000   Mezzanine      A2 / A       8.14     . %(5)     5.85    12/03     5/09
                                                                  (6)
    B-1     $12,781,000   Subordinate  Baa2 / BBB     6.11     . %(5)     4.60    12/03     4/07
                                                                  (6)
    B-2     $17,894,150   Guarantee    Baa3 / BBB-   10.00     . %(5)     6.32     5/09     5/09
                                                                  (6)
   -------------------------------------------------------------------------------------------------

                                 (1) The aggregate initial principal balance
                                     of the Certificates may be increased or
                                     decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the Classes of Certificates. Accordingly, any investor's commitments with respect to the Certificates may be increased or decreased correspondingly.
                                 (2) It is a condition to the issuance of the
                                     Certificates that they be rated as above. A security rating is not a recommendation to buy, sell or hold securities and may be object to revision of withdrawal at any time by the assigning rating organization.
                                 (3) Assumed that the Optional Termination is
                                     exercised on the May 2009 Distribution
                                     Date. Data run at a prepayment speed of
                                     200% MHP.
                                 (4) Based on One-Month LIBOR and subject to a
                                     cap of the Weighted Average Net Asset Rate for the related Distribution Date. Computed on the basis of a 360-day year and the actual number of days in each Interest Accrual Period.
                                 (5) Computed on the basis of a 360-day year of
                                     twelve 30-day months.
                                 (6) The lesser of (i) specified rate per annum,
                                     or (ii) the Weighted Average Net Asset Rate for the related Distribution
                                     Date.

Class Designations
 CLASS A CERTIFICATES...............Class A-1, Class A-2 ,Class A-3, and Class
                                    A-4 Certificates.

 CLASS M CERTIFICATES...............Class M-1 and Class M-2 Certificates.

 CLASS B CERTIFICATES...............Class B-1 and Class B-2 Certificates.

 SUBORDINATED CERTIFICATES..........Class M, Class B, Class X and Class R
                                    Certificates.

 OFFERED CERTIFICATES...............Class A, Class M and Class B Certificates.

 OFFERED SUBORDINATED CERTIFICATES..Class M and Class B Certificates.

Other Certificates..................The Class X and Class R Certificates are
                                    not being offered hereby. They are expected to be sold initially to related entities of the Company, which may offer them in the future in one or more privately negotiated transactions.

  Denominations.....................The Offered Certificates will be
                                    Book-Entry Certificates only, in minimum denominations of $1,000 and integral multiples of $1 in excess thereof.

Cut-off Date........................April 1, 1999.

Distribution Dates..................The fifteenth day of each month, (or if such fifteenth day is not a business day, the next succeeding business day) commencing in June 1999 (each, a "Distribution Date").

Record  Date........................With respect to each Distribution Date, the close of business on the last business day of the month preceding the month in which such Distribution Date occurs (each, a "Record Date").

Interest Accrual Period.............With respect to each Distribution Date, (i)
                                    for the Class A-1 Certificates, the period commencing on the 15th day of the preceding month through the 14th day of the month in which such Distribution Date occurs (except that the first Interest Accrual Period for the Class A-1 Certificates will be the period from the Closing Date through June 14th, 1999), and
                                    (ii) for all other Classes of the Offered
                                    Certificates, the calendar month preceding the month in which the Distribution Date occurs (each, an "Interest Accrual Period").

Distributions.......................The "Available Distribution Amount" for a
                                    Distribution Date generally will include
                                    (1)(a) Monthly Payments of principal and interest due on the Assets during the related Collection Period, to the extent such payments were actually collected from the Obligors or advanced by the Servicer and
                                    (b) unscheduled payments received with
                                    respect to the Assets during the related
                                    Prepayment Period, including Principal
                                    Prepayments, proceeds of repurchases, Net
                                    Liquidation Proceeds and Net Insurance
                                    Proceeds, less (2)(a) amounts required to reimburse the Servicer for previously unreimbursed Advances in accordance with the Agreement, (b) amounts required to reimburse the Company or the Servicer for certain reimbursable expenses in accordance with the Agreement, (c) amounts required to reimburse any party for an overpayment of a Repurchase Price for an Asset in accordance with the Agreement, and (d)(i) if Oakwood is not the Servicer, Serivicing Fees for the related Collection Period; (ii) if Oakwood is the Servicier, 50% of the Servicing Fee for the related Collection Period for Distribution Dates prior to May 2009, and on and after the May 2009 Distribution Date, none of the Servicing Fees for the related Collection Period.

                                    The Class A Principal Distribution Amount will, in general, be allocated sequentially to the Class A Certificates in order of their numerical designations. The Class M Principal Distribution Amount will be allocated pro rata between the Class M-1 and the Class M-2 Certificates. The Class B Principal Distribution Amount will be allocated sequentially to the Class B-1 and the Class B-2 Certificates, except that prior to the May 2009 Distribution Date, the Class B-2 Principal Distribution Amount will be distributed pro rata among Class A, Class M and Class B-1 Certificates. Prior to the Cross-over Date or on any Distribution Date as of which the Principal Distribution Tests are not met, principal will be allocated solely to the Class A Certificates.

                                    No principal will be distributable to the Class B-2 Certificateholders until the May 2009 Distribution Date (unless the outstanding Assets are less than the Class B-2 Certificate balance). The Class B-2 Certificates will receive principal distributions equal to all amounts otherwise distributable in accordance with "Priority of Distributions" below after distributions on the Offered Certificates if the Class B-2 Certificates are outstanding on or after the May 2009 Distribution Date.

                                    Distributions will be made on each
                                    Distribution Date to holders of record on the preceding Record Date. Distributions on a Class of Certificates will be allocated among the Certificates of such Class in proportion to their respective percentage interests.

Priority of Distributions...........On each Distribution Date the Available
                                    Distribution Amount will be distributed in the following amounts and in the following order of priority: (1) first, concurrently, to each Class of the Class A Certificates
                                    (a) first, the related Interest Distribution
                                    Amount for such Distribution Date with the Available Distribution Amount being allocated among such Classes pro rata based on their respective Interest Distribution Amounts and (b) second, the related Carryover Interest Distribution Amount, if any, for such Distribution Date, in each case with the Available Distribution

                                    Amount being allocated among the Classes of Class A Certificates pro rata based on their respective Carryover Interest Distribution Amounts; (2) second, to the Class M-1 Certificates, (a) first, the related Interest Distribution Amount for such Distribution Date and (b) second, the related Carryover Interest Distribution Amount, if any, for such Distribution Date;
                                    (3) third, to the Class M-2 Certificates,
                                    (a) first, the related Interest Distribution
                                    Amount for such Distribution Date and (b) second, the related Carryover Interest Distribution Amount, if any, for such Distribution Date; (4) fourth, to the Class B-1 Certificates, (a) first, the related Interest Distribution Amount for such Distribution Date and (b) second, the related Carryover Interest Distribution Amount, if any, for such Distribution Date;
                                    (5) fifth, concurrently, to each Class of the Class A Certificates, the related Principal Distribution Shortfall Carryover Amount for each such Class, if any, for such Distribution Date; allocated among the Class A Certificates pro rata based on their respective Principal Distribution Shortfall Carryover Amounts; (6) sixth, to the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates, the Class A Principal Distribution Amount, allocated in the following sequential order: (i) first, to the Class A-1 Certificates in reduction of the Certificate Principal Balance of such Class, until it has been reduced to zero;
                                    (ii) second, to the Class A-2 Certificates in reduction of the Certificate Principal Balance of such Class, until it has been reduced to zero; (iii) third, to the Class A-3 Certificates in reduction of the Certificate Principal Balance of such Class, until it has been reduced to zero; and (iv) fourth, to the Class A-4 Certificates in reduction of the Certificate Principal Balance of such Class, until it has been reduced to zero; PROVIDED, HOWEVER, that on any Distribution Date on which the Pool Scheduled Principal Balance is less than the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, the Class A Principal Distribution Amount will be allocated among the Class A Certificates PRO RATA based upon their respective Certificate Principal Balances. (7) seventh, to the Class M-1 Certificates, (a) first, any related Writedown Interest Distribution Amount for such Distribution Date, (b) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related Principal Distribution Amount until the Class M-1 Certificate Principal Balance is reduced to zero; (8) eighth, to the Class M-2 Certificates, (a) first, any related Writedown Interest Distribution Amount for such Distribution Date, (b) second, any related Carryover Writedown Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related Principal Distribution Amount until the Class M-2 Certificate Principal Balance is reduced to zero; (9) ninth, to the Class B-1 Certificates, (a) first, any related Writedown Interest Distribution Amount for such Distribution Date, (b) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related Principal Distribution Amount until the Class B-1 Certificate Principal Balance is reduced to zero; (10) tenth, to the Class B-2 Certificates, (a) first, the related Interest Distribution Amount for such Distribution Date and (b) second, the related Carryover Interest Distribution Amount, if any, for such Distribution Date;
                                    (11) eleventh, to the Class B-2
                                    Certificates, (a) first any related
                                    Writedown Interest Distribution Amount for such Distribution Date, (b) second, any related Carryover Writedown

                                    Interest Distribution Amount for such
                                    Distribution Date, (c) third, any related
                                    Principal Distribution Shortfall Carryover
                                    Amount, and (d) fourth, any related
                                    Principal Distribution Amount until the
                                    Class B-2 Certificate Principal Balance is reduced to zero; (12) twelfth, to the Servicer, the following amounts in sequential order: (i) as long as Oakwood is the Servicer, 50% of the Servicing Fee with respect to any Distribution Date prior to May 2009, otherwise 100% of the Servicing Fee with respect to such Distribution Date; and (ii) any Servicing Fees from previous Distribution Dates remaining unpaid; (13) thirteenth, to the Class X Certificates, in the following sequential order: (i) the current Class X Strip Amount; and (ii) any Class X Strip Amounts from previous Distribution Dates remaining unpaid; and
                                    (14) finally, any remainder to the Class R
                                    Certificates.

                                    The primary credit support for the Class A
                                    Certificates is the subordination of the Subordinated Certificates; for the Class M-1 Certificates is the subordination of the Class M-2, Class B, Class X and Class R Certificates; for the Class M-2 Certificates is the subordination of the Class B, Class X and Class R certificates; for the Class B-1 Certificates is the subordination of the Class B-2, Class X and Class R certificates; and for the Class B-2 Certificates is the subordination of the Class X and Class R Certificates plus the Limited Guarantee of certain collections of principal and interest on the Assets by Oakwood Homes.

Cross-over Date.....................The later to occur of (a) the Distribution
                                    Date occurring in December 2003 or (b) the first Distribution Date on which the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the sum of the Adjusted Certificate Principal Balance of the Subordinated Certificates and the Overcollateralization Amount for such Distribution Date and the denominator of which is the Pool Scheduled Principal Balance on such Distribution Date, equals or exceeds 1.75 times the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the initial aggregate Adjusted Certificate Principal Balance of the Subordinated Certificates and the denominator of which is the Pool Scheduled Principal Balance on the Cut-off Date.

Performance Test....................The Average 60-Day Delinquency Ratio is
                                    less than or equal to 5%; the Average 30-Day
                                    Delinquency Ratio is less than or equal to 7%, the Current Realized Loss Ratio is less than or equal to 2.75%; and the Cumulative Realized Losses are less than or equal to the percentage of the Aggregate Cut-off Date Pool Principal Balance set forth below:

                                           7% December 2003 through May 2005,
                                             8% June 2005 through May 2006, 9%
                                             June 2006 through November 2007,
                                             and 10.5% thereafter.

 Limited Guarantee..................The Class B-2 Certificateholders will have the benefit of a limited guarantee
                                    provided by Oakwood Homes of certain
                                    collections on the Assets. The Limited
                                    Guarantee will not be available to support other Classes of Certificates.


Allocation of Writedown Amounts.....The "Writedown Amount" for any Distribution
                                    Date will be the amount, if any, by which the aggregate Certificate Principal Balance of all Certificates, after all distributions have been made on the Certificates on such Distribution Date, exceeds the Pool Scheduled Principal Balance of the Assets for the next Distribution Date. The Writedown Amount will be allocated among the Classes of Subordinated Certificates in the following order of priority:

                                    (1) first, to the Class B-2 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;

                                    (2) second, to the Class B-1 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;

                                    (3) third, to the Class M-2 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero; and

                                    (4) fourth, to the Class M-1 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero.


Advances............................For each Distribution Date, the Servicer will be obligated to make an advance (a "P&I
                                    Advance") in respect of any delinquent
                                    Monthly Payment that will, in the Servicer's judgement, be recoverable from late payments on or Liquidation Proceeds from such Asset. The Servicer will also be obligated to make Advances ("Servicing Advances" and, together with P&I Advances, "Advances") in respect of Liquidation Expenses and certain taxes and insurance premiums not paid by an Obligor on a timely basis, to the extent the Servicer deems such Servicing Advances recoverable out of Liquidation Proceeds or from subsequent collections. P&I Advances and Servicing Advances are reimbursable to the Servicer under certain circumstances.

Final Scheduled Distribution Dates..Based on the assumptions that (i) there are no defaults, prepayments or delinquencies with respect to payments due on the Assumed Contract Characteristics, and (ii) the optional termination right is not exercised by the Servicer, the Final Scheduled Distribution Dates for each of the Classes are set forth below. The actual final Distribution Date for each Class may occur earlier than the Final Schedule Distribution Dates. In the event of large losses and delinquencies on the Contracts, however, the actual payment on certain of the subordinate classes of Certificates may occur later than the Final Scheduled Distribution Dates and in certain scenarios, holders of such classes may incur a loss on their investment.

                                                                Final Scheduled
                                                              Distribution Dates
                                                              ------------------
                                   Class A-1 Certificates.... May 15, 2009
                                   Class A-2 Certificates.... December 15, 2013
                                   Class A-3 Certificates.... November 15, 2017
                                   Class A-4 Certificates.... December 15, 2026
                                   Class M-1 Certificates.... December 15, 2026
                                   Class M-2 Certificates.... December 15, 2026
                                   Class B-1 Certificates.... December 15, 2026
                                   Class B-2 Certificates.... November 15, 2011

Optional Termination................The Servicer at its option and subject to the limitations imposed by the Agreement, will have the option to purchase from the Trust Estate all Assets then outstanding and all other property in the Trust Estate on any Distribution Date occurring on or after the later of (i) the Distribution Date in May 2009, and (ii) the date on which the amount of outstanding assets falls to a level at which, in the reasonable opinion of the Servicer, the cost of servicing those assets becomes burdensome.

Auction Sale........................If the Servicer does not exercise its optional termination right within 90 days after it first becomes eligible to do so, the Trustee shall solicit bids for the purchase of all Assets then outstanding and all other property in the Trust Estate. In the event that satisfactory bids are received, the sale proceeds will be distributed to Certificateholders.

 The Assets.........................The Trust will consist of (1) fixed rate manufactured housing installment sales
                                    contracts (the "Contracts") secured by
                                    security interests in manufactured homes, as defined herein (the "Manufactured Homes"), and with respect to certain of the Contracts ("Land Secured Contracts"), secured by liens on the real estate on which the related Manufactured Homes are located, and (2) fixed rate mortgage loans secured by first liens on the real estate to which the related Manufactured Homes are deemed permanently affixed (the "Mortgage Loans," and together with the Contracts, the "Assets"). The Asset Pool consists of approximately 5,860 Assets having an aggregate Scheduled Principal Balance as of the Cut-off Date of $255,621,150.90.

                                    As of the Cut-off Date, approximately 25.34% of the Assets are Mortgage Loans and approximately 3.17% of the Assets are Land Secured Contracts. Based on Cut-off Date Pool Scheduled Principal Balance, approximately 77.87% of the Assets are secured by Manufactured Homes which were new, approximately 2.49% of the Assets are secured by Manufactured Homes which were used, approximately 17.12% of the Assets are secured by Manufactured Homes which were repossessed and approximately 2.51% of the Assets are secured by Manufactured Homes which were transferred. As of the Cut-off Date, the Assets were secured by Manufactured Homes or Mortgaged Properties (or Real Properties, in the case of Land Secured Contracts) located in 38 states, Washington DC and Puerto Rico, and approximately 18.38% and 17.29% of the Assets were secured by Manufactured Homes or Mortgaged Properties located in North Carolina and Texas, respectively (based on the mailing addresses of the Obligors on the Assets as of the Cut-off Date). Each Asset bears interest at an annual percentage rate (an "APR") of at least 6.90% and not more than 13.50%. The weighted average APR of the Assets as of the Cut-off Date is approximately 10.34%. The Assets have remaining terms to maturity as of the Cut-off Date of at least 9 months but not more than 360 months and original terms to stated maturity of at least 12 months but not more than 360 months. As of the Cut-off Date, the Assets had a weighted average original term to stated maturity of approximately 282 months, and a weighted average remaining term to stated maturity of approximately 281 months. The Assets have Loan-to-Value Ratios as of the Cut-off Date of at least 13.56% but not more than 100.00%. As of the Cut-off Date, the Assets had a weighted average Loan-to-Value Ratio of approximately 92.43%. The final scheduled payment date on the Asset with the latest maturity occurs in April 2029.

                                    The Servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each Manufactured Home and Mortgaged Property.

Certain Federal Income Tax
   Consequences.....................For federal income tax purposes, the Trust
                                    Estate will be treated as one or more real estate mortgage investment conduits (each, a"REMIC"). The Class A, Class M, Class B and Class X Certificates will constitute "regular interests" in a REMIC for federal income tax purposes. The Class R Certificates will be treated as the sole class of "residual interests" in each REMIC for federal income tax purposes.

Recent Developments.................During November and December, 1998, Oakwood
                                    Homes and some of its officers and directors were named as defendants in lawsuits filed on behalf of purchasers of Oakwood Homes' common stock between April 11, 1997 and July 21, 1998. These suits were filed in the United States District Court for the Middle District of North Carolina and in the United States District Court for the Eastern District of Arkansas. They allege violations of the Exchange Act in the statements made by Oakwood Homes concerning its business and financial operations. Oakwood Homes intends to defend these suits vigorously. Oakwood Mortgage believes that these lawsuits will not adversely affect payments to be made on your certificates.

ERISA Considerations...............Fiduciaries of employee benefit plans and certain other retirement plans and
                                   arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the Code (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors") should consult with their own counsel to determine whether the purchase or holding of the Offered Certificates could give rise to a transaction that is prohibited either under ERISA or the Code.

                                   BECAUSE THE OFFERED SUBORDINATED CERTIFICATES ARE SUBORDINATED SECURITIES, THEY WILL NOT SATISFY THE REQUIREMENTS OF CERTAIN PROHIBITED TRANSACTION EXEMPTIONS. AS A RESULT, THE PURCHASE OR HOLDING OF ANY OF THE OFFERED SUBORDINATED CERTIFICATES BY A PLAN INVESTOR MAY CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION OR RESULT IN THE IMPOSITION OF EXCISE TAXES OR CIVIL PENALTIES. ACCORDINGLY, NONE OF THE OFFERED SUBORDINATED CERTIFICATES ARE OFFERED FOR SALE, AND ARE NOT TRANSFERABLE, TO A PLAN INVESTOR, UNLESS SUCH PLAN INVESTOR PROVIDES THE SELLER AND THE TRUSTEE WITH A BENEFIT PLAN OPINION, OR THE CIRCUMSTANCES DESCRIBED IN CLAUSE (II) BELOW ARE SATISFIED. UNLESS SUCH OPINION IS DELIVERED, EACH PERSON ACQUIRING AN OFFERED SUBORDINATED CERTIFICATE WILL BE DEEMED TO REPRESENT TO THE TRUSTEE, THE SELLER AND THE SERVICER THAT EITHER (I) SUCH PERSON IS NOT A PLAN INVESTOR SUBJECT TO ERISA OR SECTION 4975 OF THE CODE, OR (II) SUCH PERSON IS AN INSURANCE COMPANY THAT IS PURCHASING AN OFFERED SUBORDINATED CERTIFICATE WITH FUNDS FROM ITS "GENERAL ACCOUNT" AND THE PROVISIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 WILL APPLY TO EXEMPT THE PURCHASE, HOLDING AND RESALE OF SUCH CERTIFICATE, AND TRANSACTIONS IN CONNECTION WITH THE SERVICING, OPERATION AND MANAGEMENT OF THE TRUST FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE.

Legal Investment Considerations....The Class A and Class M-1 Certificates are
                                   expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

                                   THE CLASS M-2 AND CLASS B CERTIFICATES ARE
                                   NOT "MORTGAGE RELATED SECURITIES" FOR
                                   PURPOSES OF SMMEA BECAUSE SUCH CERTIFICATES
                                   ARE NOT RATED IN ONE OF THE TWO HIGHEST
                                   RATING CATEGORIES BY A NATIONALLY RECOGNIZED
                                   RATING AGENCY.

DELINQUENCY, LOAN LOSS AND REPOSSESSION EXPERIENCE

        The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.

                                  ASSET SERVICING PORTFOLIO
                                    (DOLLARS IN THOUSANDS)

                                                   AT SEPTEMBER 30,                              DECEMBER 31,
                              ---------------------------------------------------------     ----------------------
                                 1994       1995        1996         1997        1998         1997           1998
                              --------   --------     --------    ---------     -------     ---------      -------

Total Number of Serviced
    Assets
    Oakwood Originated.....     39,273     51,566       67,120       89,411      111,351       94,570      114,697
    Acquired Portfolios....      5,773      4,872        4,177        3,602        2,818        3,404        2,635
Aggregate Outstanding
Principal Balance of
Serviced Assets
    Oakwood Originated.....   $757,640 $1,130,378   $1,687,406   $2,499,794   $3,536,657   $2,724,953   $3,692,078
    Acquired Portfolios....    $85,227    $70,853      $57,837      $47,027      $35,882      $43,677      $32,734
Average Outstanding
Principal Balance per
Serviced Asset
    Oakwood Originated.....      $19.3      $21.9        $25.1        $28.0        $31.8        $28.8        $32.2
    Acquired Portfolios....      $14.8      $14.5        $13.8        $13.1        $12.7        $12.8        $12.4
Weighted Average Interest
Rate of Serviced Assets
    Oakwood Originated.....      12.2%       12.0%        11.5%        11.0%        10.8%        11.0%        10.7%
    Acquired Portfolios....      11.0%       11.3%        11.2%        11.1%        11.0%        11.1%        11.0%




                                   DELINQUENCY EXPERIENCE(1)
                                    (DOLLARS IN THOUSANDS)



                                                   AT SEPTEMBER 30,                 DECEMBER 31,
                                     ------------------------------------------- -----------------
                                      1994     1995     1996     1997     1998    1997      1998
                                     -------  ------- -------  -------   ------- -------   -------
Total Number of Serviced Assets
    Oakwood Originated............    39,273   51,566  67,120   89,411  111,351   94,570   114,697
    Acquired Portfolios...........     5,773    4,872   4,177    3,602    2,818    3,404     2,635
Number of Delinquent Assets (2)...
    Oakwood Originated:...........
     30-59 Days...................       350      601     835    1,171    2,345    2,342     2,695
     60-89 Days...................        97      185     308      476      906      598       973
     90 Days or More..............       198      267     492      716    1,222      880     1,474
    Total Number of Assets
    Delinquent....................       645    1,053   1,635    2,363    4,473    3,820     5,142
    Acquired Portfolios...........
     30-59 Days...................       127       63      66       90       75       85        52
     60-89 Days...................        49       17      23       23       31       20        19
     90 Days or More..............        98       76      62       75       57       69        53
    Total Number of Assets
    Delinquent....................       274      156     151      188      163      174       124
Total Delinquencies as a Percentage
    of Serviced Assets (3)........
    Oakwood Originated............       1.6%     2.0%    2.4%     2.6%     4.0%     4.0%      4.5%
    Acquired Portfolios...........       4.7%     3.2%    3.6%     5.2%     5.8%     5.1%      4.7%

----------
(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.

                               LOAN LOSS/REPOSSESSION EXPERIENCE
                                    (DOLLARS IN THOUSANDS)


                                                     AT OR FOR THE FISCAL YEAR                  AT OR FOR THE THREE
                                                             ENDED                                MONTHS ENDED
                                                          SEPTEMBER 30,                            DECEMBER 31,
                               -----------------------------------------------------------   ----------------------
                                  1994         1995         1996        1997         1998       1997         1998
                               ---------     --------     --------    --------    ---------  ----------   ----------
Total Number of Serviced
    Assets (1).............       45,046      56,438       71,297       93,013     114,169      97,974       117,332
Average Number of Serviced
    Assets During Period...       37,788      50,742       63,868       82,155     103,591      95,494       115,751
Number of Serviced
    Assets Repossessed.....        1,241       1,718        2,746        3,885       5,411       1,208         1,865
Serviced Assets Repossessed
    as a Percentage of Total
    Serviced Assets (2)....         2.75%       3.04%        3.85%        4.18%       4.74%       4.93%(6)      6.36%(6)
Serviced Assets Repossessed
    as a Percentage of
    Average Number of
    Serviced Assets........         3.28%       3.39%        4.30%        4.73%       5.22%       5.06%(6)      6.44%(6)
Average Outstanding
    Principal Balance of
    Assets (3).............
    Oakwood Originated.....     $701,875    $976,905    $1,409,467  $2,065,033  $2,978,235  $2,570,959    $3,573,337
    Acquired Portfolios....      $30,432     $30,235       $27,351     $22,943     $19,179     $20,659       $16,276
Net Losses from Asset
    Liquidation(4):
    Total Dollars (3)......
      Oakwood Originated...       $4,630      $7,303       $14,248     $26,872     $45,189      $7,865       $14,266
      Acquired Portfolios..         $203        $473          $592        $528        $220         $35           $34
    As a Percentage of
    Average Outstanding
    Principal Balance of
    Assets (3) (5)
      Oakwood Originated...       0.66%         0.75%         1.01%       1.30%       1.52%       1.22%(6)     1.60%(6)
      Acquired Portfolios..       0.67%         1.56%         2.16%       2.30%       1.15%       0.68%(6)     0.84%(6)

(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance Corporation.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.
(6) Annualized.


        The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

        Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.


               GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                                           AGGREGATE
                           NUMBER OF       SCHEDULED          PERCENTAGE OF
GEOGRAPHIC LOCATION          ASSETS    PRINCIPAL BALANCE    ASSET POOL BY SPB
--------------------      ----------   -----------------    -----------------
Alabama...............         201     $     7,762,861              3.04%
Alaska................           1              69,634              0.03
Arizona...............         218          14,726,820              5.76
Arkansas..............          85           3,298,153              1.29
California............          36           2,722,896              1.07
Colorado..............          37           2,059,599              0.81
Delaware..............          43           1,545,953              0.60
Florida...............         153           7,639,545              2.99
Georgia...............         275          12,165,972              4.76
Idaho.................          70           4,845,515              1.90
Illinois..............           9             375,622              0.15
Indiana...............           4              91,690              0.04
Kansas................          59           2,414,419              0.94
Kentucky..............         114           4,149,102              1.62
Louisiana.............         278          11,528,355              4.51
Maryland..............          12             475,726              0.19
Massachusetts.........           1              24,702              0.01
Michigan..............          15             778,959              0.30
Minnesota.............           1              30,571              0.01
Mississippi...........         236           9,321,312              3.65
Missouri..............         102           4,028,652              1.58
Nevada................          16             858,160              0.34
New Jersey............           1              28,613              0.01
New Mexico............         147           6,668,294              2.61
New York..............           2              48,829              0.02
North Carolina........       1,216          46,992,819             18.38
Ohio..................          68           2,774,389              1.09
Oklahoma..............          99           3,751,324              1.47
Oregon................         110          10,573,860              4.14
Pennsylvania..........           5             208,693              0.08
Puerto Rico...........           1              79,917              0.03
South Carolina........         424          16,145,437              6.32
Tennessee.............         262          10,027,758              3.92
Texas.................       1,098          44,192,191             17.29
Utah..................          29           1,913,587              0.75
Virginia..............         260          10,180,746              3.98
Washington............          97           8,942,501              3.50
Washington DC.........           1              26,433              0.01
West Virginia.........          72           2,103,868              0.82
Wisconsin.............           2              47,674              0.02
                           --------        -----------              ----
  Total...............       5,860        $255,621,151            100.00%
                             =====        ============            ======
-----------
(1) Based on the mailing address of the Obligor on the related Asset as of the Cut-off Date.

                        YEAR OF ORIGINATION OF ASSETS (1)

                                         AGGREGATE
                          NUMBER OF      SCHEDULED          PERCENTAGE OF
YEAR OF ORIGINATION        ASSETS     PRINCIPAL BALANCE   ASSET POOL BY SPB
-------------------      ----------   -----------------   -----------------
    1987...............          1   $      7,310               0.00%
    1993...............          2         31,195               0.01
    1994...............          2         26,585               0.01
    1995...............          3         46,015               0.02
    1996...............         18        578,871               0.23
    1997...............         27      1,036,776               0.41
    1998...............      1,544     75,374,779              29.49
    1999...............      4,263    178,519,621              69.84
                             -----   -------------           -------
         Total.........      5,860   $255,621,151             100.00%
                             =====   ============             ======
-----------
(1) The weighted average seasoning of the Assets was approximately 2 months as of the Cut-off Date.



                    DISTRIBUTION OF ORIGINAL ASSET AMOUNTS(1)

                                           AGGREGATE
                            NUMBER OF      SCHEDULED         PERCENTAGE OF
ORIGINAL ASSET AMOUNT        ASSETS     PRINCIPAL BALANCE  ASSET POOL BY SPB
---------------------      ----------  ------------------  -----------------
$   4,999 or less.........       27       $    102,570           0.04%
$   5,000 - $   9,999.....      136          1,038,806           0.41
$  10,000 - $  14,999.....      220          2,745,472           1.07
$  15,000 - $  19,999.....      263          4,576,525           1.79
$  20,000 - $  24,999.....      408          9,259,624           3.62
$  25,000 - $  29,999.....      890         24,352,803           9.53
$  30,000 - $  34,999.....      895         29,117,238          11.39
$  35,000 - $  39,999.....      626         23,144,476           9.05
$  40,000 - $  44,999.....      323         13,621,519           5.33
$  45,000 - $  49,999.....      274         12,911,618           5.05
$  50,000 - $  54,999.....      250         13,050,591           5.11
$  55,000 - $  59,999.....      210         12,044,484           4.71
$  60,000 - $  64,999.....      270         16,878,603           6.60
$  65,000 - $ 69,999......      252         16,927,776           6.62
$  70,000 - $  74,999.....      147         10,625,681           4.16
$  75,000 - $  79,999.....      129          9,975,481           3.90
$  80,000 - $  84,999.....       97          7,966,532           3.12
$  85,000 - $  89,999.....       83          7,256,973           2.84
$  90,000 - $  94,999.....       63          5,819,242           2.28
$  95,000 - $  99,999.....       65          6,324,412           2.47
$100,000 or more..........      232         27,880,726          10.91
                             ------     --------------        ---------
     Total................    5,860       $255,621,151         100.00%
                              =====       ============         ======
------------
(1) The highest original Asset amount was $194,682, which represents approximately 0.08% of the aggregate principal balance of the Assets at origination. The average original principal amount of the Assets was approximately $43,760 as of the Cut-off Date.

                                 ASSET RATES (1)

                                           AGGREGATE
                           NUMBER OF       SCHEDULED          PERCENTAGE OF
ASSET RATE                   ASSETS   PRINCIPAL BALANCE     ASSET POOL BY SPB
----------                 ---------  -----------------     -----------------
6.000% - 6.999%.......          84     $    5,493,997            2.15%
7.000% - 7.999%.......         421         34,984,016            13.69
8.000% - 8.999%.......         675         44,900,108            17.57
9.000% -   9.999%.....         640         37,713,930            14.75
10.000% - 10.999%.....         523         23,766,488             9.30
11.000% - 11.999%.....       1,584         47,350,602            18.52
12.000% - 12.999%.....       1,627         51,747,322            20.24
13.000% - 13.999%.....         306          9,664,687              3.78
                              ----         ----------            ------

     Total............       5,860       $255,621,151           100.00%
                             =====       ============           ======
-----------
(1) The weighted average Asset Rate was approximately 10.34% as of the Cut-off Date. This table reflects Asset Rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Rates of the Step-up Rate Loans.



              REMAINING TERMS TO MATURITY OF ASSETS (IN MONTHS)(1)

                                           AGGREGATE
REMAINING TERM             NUMBER OF       SCHEDULED         PERCENTAGE OF
TO MATURITY                  ASSETS    PRINCIPAL BALANCE   ASSET POOL BY SPB
--------------             ---------   -----------------   -----------------
  1 -   60 months.....         214     $   1,897,012             0.74%
 61 -   96 months.....         142         1,913,331             0.75
 97 - 120 months......         245         4,967,990             1.94
121 - 156 months......         394         9,050,969             3.54
157 - 180 months......         940        28,923,766            11.32
181 - 216 months......         121         3,946,218             1.54
217 - 240 months......       1,611        59,329,005            23.21
241 - 300 months......         905        43,338,923            16.95
301 - 360 months......       1,288       102,253,937            40.00
                             -----     -------------          -------
  Total...............       5,860      $255,621,151           100.00%
                             =====      ============           ======
----------
(1) The weighted average remaining term to maturity of the Assets was approximately 281 months as of the Cut-off Date.



              ORIGINAL TERMS TO MATURITY OF ASSETS (IN MONTHS) (1)

                                           AGGREGATE
ORIGINAL TERM              NUMBER OF       SCHEDULED         PERCENTAGE OF
TO MATURITY                 ASSETS    PRINCIPAL BALANCE   ASSET POOL BY SPB
-------------            -----------  -----------------   ------------------
  1 -  60 months......         212     $   1,879,500             0.74%
 61 -  96 months......         139         1,842,121             0.72
 97 - 120 months......         244         4,973,332             1.95
121 - 156 months......         390         8,928,566             3.49
157 - 180 months......         950        29,129,547            11.40
181 - 216 months......         118         3,853,396             1.51
217 - 240 months......       1,614        59,421,827            23.25
241 - 300 months......         905        43,338,923            16.95
301 - 360 months......       1,288       102,253,937            40.00
                             -----     -------------          -------
  Total...............       5,860      $255,621,151           100.00%
                             =====      ============           ======
------------
(1) The weighted average original term to maturity of the Assets was approximately 282 months as of the Cut-off Date.

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF ASSETS(1)

                                           AGGREGATE
                             NUMBER        SCHEDULED         PERCENTAGE OF
LOAN-TO VALUE RATIO(2)     OF ASSETS   PRINCIPAL BALANCE   ASSET POOL BY SPB
----------------------     ---------   -----------------   -----------------

50% or less.............          38   $   1,092,006             0.43%
51% - 55%...............          24         861,584             0.34
56% - 60%...............          19         886,969             0.35
61% - 65%...............          23         959,687             0.38
66% - 70%...............          55       2,435,469             0.95
71% - 75%...............          95       3,356,398             1.31
76% - 80%...............         216       8,750,076             3.42
81% - 85%...............         452      16,478,229             6.45
86% - 90%...............       1,084      38,997,536            15.26
91% - 95%...............       1,973      83,783,968            32.78
96% - 100%..............       1,881      98,019,228            38.35
                               -----   --------------        --------
     Total..............       5,860    $255,621,151           100.00%
                               =====    ============           ======
--------------
(1) The weighted average original Loan-to-Value Ratio of the Assets was approximately 92.43% as of the Cut-off Date.
(2) Rounded to nearest 1%.

        "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed:

                           [OAKWOOD LOGO APPEARS HERE]
             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-B
                             COMPUTATIONAL MATERIALS

 BOND PROFILE SUMMARY


 ----------------------------------------------------------------------------------
    Class               Original    Coupon  Avg.    CBE            1st  Last   Mod.
    Name & Type             Par       %     Life   Yield   Price   Pay   Pay   Dur.
 ----------------------------------------------------------------------------------
 TO CALL:
    A1  SENIOR FLOAT  61,200,000  FLOAT<1>  1.10    N/A   100-00   6/99  7/01  1.04
    A2  SENIOR        49,100,000    6.0800  3.10   6.083   99-31   7/01  6/03  2.74
    A3  SENIOR        28,900,000    6.3000  5.10   6.329  99-31+   6/03 10/05  4.23
    A4  SENIOR        57,628,000    6.8500  9.06   6.910  99-31+  10/05  5/09  6.53
    M1  AA MEZZ       15,337,000    7.0100  8.14   7.070  99-31+  12/03  5/09  5.95
    M2  A SUB         12,781,000    7.4000  8.14   7.471   99-31  12/03  5/09  5.85
    B1  BBB SUB       12,781,000    8.0400  6.11   8.641   97-18  12/03  4/07  4.60
    B2  BBB- SUB      17,894,150    9.1000 10.00   9.221  99-31+   5/09  5/09  6.32
 -------------------------------
 TO MATURITY:
    A4  SENIOR        57,628,000    6.8500 11.07   6.914  99-31+  10/05  6/19  7.34
    M1  AA MEZZ       15,337,000    7.0100  9.64   7.074  99-31+  12/03  6/19  6.54
    M2  A SUB         12,781,000    7.4000  9.64   7.475   99-31  12/03  6/19  6.41
    B2  BBB- SUB      17,894,150    9.1000 12.26   9.227  99-31+   5/09  6/14  7.08
 ----------------------------------------------------------------------------------

 Note:

 (1) Data assumes a prepayment speed of 200% MHP.

 (2) Coupon and price are assumes for computational materials.

 (3) A1 coupon based on 1 month LIBOR.


NATIONSBANC MONTGOMERY SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[OBJECT OMITTED]
                     NationsBanc Montgomery Securities LLC         1/1

                           [OAKWOOD LOGO APPEARS HERE]
             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-B
                             COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY

 -----------------------------------------------------------------------------
 PERCENT OF MHP:           0       100       150       200       250       300
                                                       ---
 -----------------------------------------------------------------------------


 A1 SENIOR FLOAT
 Price: 100-00      Coupon: FLOATER                Original Par:    61,200,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            N/A       N/A       N/A       N/A       N/A       N/A
 Average Life:          5.68      1.85      1.38      1.10      0.91      0.78
 Duration:              4.68      1.70      1.29      1.04      0.87      0.74
 First Prin Pay:        6/99      6/99      6/99      6/99      6/99      6/99
 Last Prin Pay:         5/09      1/03      1/02      7/01      3/01     12/00
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-31       Coupon: 6.0800                 Original Par:    49,100,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.13      6.11      6.10      6.08      6.07      6.06
 Average Life:         10.00      5.23      3.90      3.10      2.57      2.20
 Duration:              7.30      4.34      3.37      2.74      2.31      2.00
 First Prin Pay:        5/09      1/03      1/02      7/01      3/01     12/00
 Last Prin Pay:         5/09      4/06      7/04      6/03     10/02      4/02
 ---------------------------
 TO MATURITY:
 Bond Yield:            6.13      6.11      6.10      6.08      6.07      6.06
 Average Life:         12.37      5.23      3.90      3.10      2.57      2.20
 Duration:              8.45      4.34      3.37      2.74      2.31      2.00
 First Prin Pay:        5/09      1/03      1/02      7/01      3/01     12/00
 Last Prin Pay:        12/13      4/06      7/04      6/03     10/02      4/02
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-31+      Coupon: 6.3000                 Original Par:    28,900,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.35      6.35      6.34      6.33      6.32      6.31
 Average Life:         10.00      8.72      6.67      5.10      3.98      3.39
 Duration:              7.22      6.51      5.28      4.23      3.42      2.97
 First Prin Pay:        5/09      4/06      7/04      6/03     10/02      4/02
 Last Prin Pay:         5/09      5/09      9/07     10/05      1/04      4/03
 ---------------------------

NATIONSBANC MONTGOMERY SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[OBJECT OMITTED]
                     NationsBanc Montgomery Securities LLC             2/2

                           [OAKWOOD LOGO APPEARS HERE]
             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-B
                             COMPUTATIONAL MATERIALS

 TO MATURITY:
 Bond Yield:            6.36      6.35      6.34      6.33      6.32      6.31
 Average Life:         16.69      8.81      6.67      5.10      3.98      3.39
 Duration:             10.04      6.55      5.28      4.23      3.42      2.97
 First Prin Pay:       12/13      4/06      7/04      6/03     10/02      4/02
 Last Prin Pay:        11/17      4/10      9/07     10/05      1/04      4/03
 -----------------------------------------------------------------------------



NATIONSBANC MONTGOMERY SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[OBJECT OMITTED]
                     NationsBanc Montgomery Securities LLC         3/3

                           [OAKWOOD LOGO APPEARS HERE]
             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-B
                             COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 PERCENT OF MHP:           0       100       150       200       250       300
                                                       ---
 -----------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-31+      Coupon: 6.8500                 Original Par:    57,628,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.91      6.91      6.91      6.91      6.91      6.90
 Average Life:         10.00     10.00      9.83      9.06      7.86      6.58
 Duration:              7.03      7.03      6.94      6.53      5.83      5.05
 First Prin Pay:        5/09      5/09      9/07     10/05      1/04      4/03
 Last Prin Pay:         5/09      5/09      5/09      5/09      5/09      5/09
 --------------------------
 TO MATURITY:
 Bond Yield:            6.93      6.92      6.92      6.91      6.91      6.90
 Average Life:         22.74     16.17     13.55     11.07      8.83      6.95
 Duration:             11.15      9.37      8.41      7.34      6.23      5.20
 First Prin Pay:       11/17      4/10      9/07     10/05      1/04      4/03
 Last Prin Pay:        12/26      3/23      4/21      6/19      6/18     11/17
 -----------------------------------------------------------------------------



 M1 AA MEZZ
 Price: 99-31+      Coupon: 7.0100                 Original Par:    15,337,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.08      7.08      7.07      7.07      7.07      7.07
 Average Life:         10.00      9.57      8.79      8.14      7.79      7.43
 Duration:              6.98      6.75      6.32      5.95      5.75      5.55
 First Prin Pay:        5/09      4/06      8/04     12/03     12/03     12/03
 Last Prin Pay:         5/09      5/09      5/09      5/09      5/09      5/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            7.09      7.08      7.08      7.07      7.07      7.07
 Average Life:         20.67     13.70     11.28      9.64      8.74      7.94
 Duration:             10.50      8.28      7.28      6.54      6.14      5.76
 First Prin Pay:       11/13      4/06      8/04     12/03     12/03     12/03
 Last Prin Pay:        12/26      3/23      4/21      6/19      6/18     11/17
 -----------------------------------------------------------------------------


NATIONSBANC MONTGOMERY SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[OBJECT OMITTED]
                     NationsBanc Montgomery Securities LLC         4/4

                           [OAKWOOD LOGO APPEARS HERE]
             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-B
                             COMPUTATIONAL MATERIALS

 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 PERCENT OF MHP:           0       100       150       200       250       300
                                                       ---
 -----------------------------------------------------------------------------


 M2 A SUB
 Price: 99-31       Coupon: 7.4000                 Original Par:    12,781,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.48      7.48      7.47      7.47      7.47      7.47
 Average Life:         10.00      9.57      8.79      8.14      7.79      7.43
 Duration:              6.85      6.63      6.21      5.85      5.66      5.47
 First Prin Pay:        5/09      4/06      8/04     12/03     12/03     12/03
 Last Prin Pay:         5/09      5/09      5/09      5/09      5/09      5/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            7.49      7.48      7.48      7.48      7.47      7.47
 Average Life:         20.67     13.70     11.28      9.64      8.74      7.94
 Duration:             10.16      8.08      7.12      6.41      6.03      5.67
 First Prin Pay:       11/13      4/06      8/04     12/03     12/03     12/03
 Last Prin Pay:        12/26      3/23      4/21      6/19      6/18     11/17
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 97-18       Coupon: 8.0400                 Original Par:    12,781,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            8.50      8.53      8.59      8.64      8.66      8.67
 Average Life:         10.00      8.96      7.15      6.11      5.83      5.63
 Duration:              6.59      6.10      5.18      4.60      4.45      4.33
 First Prin Pay:        5/09      4/06      8/04     12/03     12/03     12/03
 Last Prin Pay:         5/09      5/09     10/08      4/07      9/06      4/06
 ---------------------------
 TO MATURITY:
 Bond Yield:            8.40      8.49      8.59      8.64      8.66      8.67
 Average Life:         20.67     11.01      7.15      6.11      5.83      5.63
 Duration:              9.52      6.73      5.18      4.60      4.45      4.33
 First Prin Pay:       11/13      4/06      8/04     12/03     12/03     12/03
 Last Prin Pay:        12/26      3/23     10/08      4/07      9/06      4/06
 -----------------------------------------------------------------------------


NATIONSBANC MONTGOMERY SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[OBJECT OMITTED]
                     NationsBanc Montgomery Securities LLC         5/5

                           [OAKWOOD LOGO APPEARS HERE]
             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-B
                             COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 PERCENT OF MHP:           0       100       150       200       250       300
                                                       ---
 -----------------------------------------------------------------------------

 B2 BBB- SUB
 Price: 99-31+      Coupon: 9.1000                 Original Par:    17,894,150
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            9.22      9.22      9.22      9.22      9.22      9.22
 Average Life:         10.00     10.00     10.00     10.00     10.00     10.00
 Duration:              6.32      6.32      6.32      6.32      6.32      6.32
 First Prin Pay:        5/09      5/09      5/09      5/09      5/09      5/09
 Last Prin Pay:         5/09      5/09      5/09      5/09      5/09      5/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            9.22      9.23      9.23      9.23      9.23      9.23
 Average Life:         11.26     11.76     12.02     12.26     12.46     12.59
 Duration:              6.77      6.93      7.01      7.08      7.13      7.17
 First Prin Pay:        5/09      5/09      5/09      5/09      5/09      5/09
 Last Prin Pay:        11/11     12/12      9/13      6/14      5/15      4/16
 -----------------------------------------------------------------------------


NATIONSBANC MONTGOMERY SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[OBJECT OMITTED]
                     NationsBanc Montgomery Securities LLC         6/6

                           [OAKWOOD LOGO APPEARS HERE]
             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-B
                             COMPUTATIONAL MATERIALS


                        PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-1

--------------------------------------------------------------------------------
PERCENT OF MHP                  0       100      150      200      250      300
                                                          ---

--------------------------------------------------------------------------------

Initial Percent               100       100      100      100      100      100
May 15, 2000                   93        73       63       53       43       33
May 15, 2001                   86        45       25        5        0        0
May 15, 2002                   79        17        0        0        0        0
May 15, 2003                   70         0        0        0        0        0
May 15, 2004                   60         0        0        0        0        0
May 15, 2005                   50         0        0        0        0        0
May 15, 2006                   38         0        0        0        0        0
May 15, 2007                   25         0        0        0        0        0
May 15, 2008                   13         0        0        0        0        0
May 15, 2009                    0         0        0        0        0        0
May 15, 2010                    0         0        0        0        0        0
May 15, 2011                    0         0        0        0        0        0
May 15, 2012                    0         0        0        0        0        0
May 15, 2013                    0         0        0        0        0        0
May 15, 2014                    0         0        0        0        0        0
May 15, 2015                    0         0        0        0        0        0
May 15, 2016                    0         0        0        0        0        0
May 15, 2017                    0         0        0        0        0        0
May 15, 2018                    0         0        0        0        0        0
May 15, 2019                    0         0        0        0        0        0
May 15, 2020                    0         0        0        0        0        0
May 15, 2021                    0         0        0        0        0        0
May 15, 2022                    0         0        0        0        0        0
May 15, 2023                    0         0        0        0        0        0
May 15, 2024                    0         0        0        0        0        0
May 15, 2025                    0         0        0        0        0        0
May 15, 2026                    0         0        0        0        0        0
May 15, 2027                    0         0        0        0        0        0
May 15, 2028                    0         0        0        0        0        0

AVG LIFE IN YEARS:           5.68      1.85     1.38     1.10     0.91     0.78

--------------------------------------------------------------------------------


NATIONSBANC MONTGOMERY SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[OBJECT OMITTED]
                     NationsBanc Montgomery Securities LLC         7/7

                           [OAKWOOD LOGO APPEARS HERE]
             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-B
                             COMPUTATIONAL MATERIALS




                  PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-2

--------------------------------------------------------------------------------
PERCENT OF MHP                  0       100      150      200      250      300
                                                          ---

--------------------------------------------------------------------------------

Initial Percent               100       100      100      100      100      100
May 15, 2000                  100       100      100      100      100      100
May 15, 2001                  100       100      100      100       83       61
May 15, 2002                  100       100       85       52       20        0
May 15, 2003                  100        87       43        3        0        0
May 15, 2004                  100        55        5        0        0        0
May 15, 2005                  100        25        0        0        0        0
May 15, 2006                  100         0        0        0        0        0
May 15, 2007                  100         0        0        0        0        0
May 15, 2008                  100         0        0        0        0        0
May 15, 2009                   99         0        0        0        0        0
May 15, 2010                   80         0        0        0        0        0
May 15, 2011                   59         0        0        0        0        0
May 15, 2012                   36         0        0        0        0        0
May 15, 2013                   10         0        0        0        0        0
May 15, 2014                    0         0        0        0        0        0
May 15, 2015                    0         0        0        0        0        0
May 15, 2016                    0         0        0        0        0        0
May 15, 2017                    0         0        0        0        0        0
May 15, 2018                    0         0        0        0        0        0
May 15, 2019                    0         0        0        0        0        0
May 15, 2020                    0         0        0        0        0        0
May 15, 2021                    0         0        0        0        0        0
May 15, 2022                    0         0        0        0        0        0
May 15, 2023                    0         0        0        0        0        0
May 15, 2024                    0         0        0        0        0        0
May 15, 2025                    0         0        0        0        0        0
May 15, 2026                    0         0        0        0        0        0
May 15, 2027                    0         0        0        0        0        0
May 15, 2028                    0         0        0        0        0        0

AVG LIFE IN YEARS:          12.37      5.23     3.90     3.10     2.57     2.20

--------------------------------------------------------------------------------


NATIONSBANC MONTGOMERY SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[OBJECT OMITTED]
                     NationsBanc Montgomery Securities LLC         8/8

                           [OAKWOOD LOGO APPEARS HERE]
             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-B
                             COMPUTATIONAL MATERIALS


                  PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-3

--------------------------------------------------------------------------------
PERCENT OF MHP                  0       100      150      200      250      300
                                                          ---

--------------------------------------------------------------------------------

Initial Percent               100       100      100      100      100      100
May 15, 2000                  100       100      100      100      100      100
May 15, 2001                  100       100      100      100      100      100
May 15, 2002                  100       100      100      100      100       85
May 15, 2003                  100       100      100      100       44        0
May 15, 2004                  100       100      100       49        0        0
May 15, 2005                  100       100       69       13        0        0
May 15, 2006                  100        96       37        0        0        0
May 15, 2007                  100        68        8        0        0        0
May 15, 2008                  100        43        0        0        0        0
May 15, 2009                  100        19        0        0        0        0
May 15, 2010                  100         0        0        0        0        0
May 15, 2011                  100         0        0        0        0        0
May 15, 2012                  100         0        0        0        0        0
May 15, 2013                  100         0        0        0        0        0
May 15, 2014                   90         0        0        0        0        0
May 15, 2015                   68         0        0        0        0        0
May 15, 2016                   42         0        0        0        0        0
May 15, 2017                   14         0        0        0        0        0
May 15, 2018                    0         0        0        0        0        0
May 15, 2019                    0         0        0        0        0        0
May 15, 2020                    0         0        0        0        0        0
May 15, 2021                    0         0        0        0        0        0
May 15, 2022                    0         0        0        0        0        0
May 15, 2023                    0         0        0        0        0        0
May 15, 2024                    0         0        0        0        0        0
May 15, 2025                    0         0        0        0        0        0
May 15, 2026                    0         0        0        0        0        0
May 15, 2027                    0         0        0        0        0        0
May 15, 2028                    0         0        0        0        0        0

AVG LIFE IN YEARS:          16.69      8.81     6.67     5.10     3.98     3.39

--------------------------------------------------------------------------------


NATIONSBANC MONTGOMERY SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[OBJECT OMITTED]
                     NationsBanc Montgomery Securities LLC         9/9

                           [OAKWOOD LOGO APPEARS HERE]
             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-B
                             COMPUTATIONAL MATERIALS




                  PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-4

--------------------------------------------------------------------------------
PERCENT OF MHP                  0       100      150      200      250      300
                                                          ---

--------------------------------------------------------------------------------

Initial Percent               100       100      100      100      100      100
May 15, 2000                  100       100      100      100      100      100
May 15, 2001                  100       100      100      100      100      100
May 15, 2002                  100       100      100      100      100      100
May 15, 2003                  100       100      100      100      100       94
May 15, 2004                  100       100      100      100       93       66
May 15, 2005                  100       100      100      100       77       52
May 15, 2006                  100       100      100       91       63       41
May 15, 2007                  100       100      100       76       49       28
May 15, 2008                  100       100       91       61       36       19
May 15, 2009                  100       100       78       49       26       11
May 15, 2010                  100        98       68       41       21        9
May 15, 2011                  100        87       58       34       17        7
May 15, 2012                  100        77       49       28       13        5
May 15, 2013                  100        65       41       23       11        4
May 15, 2014                  100        56       34       19        8        3
May 15, 2015                  100        47       27       14        7        2
May 15, 2016                  100        39       21       10        4        2
May 15, 2017                  100        31       15        6        2        0
May 15, 2018                   91        23       10        3        0        0
May 15, 2019                   78        17        5        0        0        0
May 15, 2020                   69        12        2        0        0        0
May 15, 2021                   58         8        0        0        0        0
May 15, 2022                   47         3        0        0        0        0
May 15, 2023                   34         0        0        0        0        0
May 15, 2024                   23         0        0        0        0        0
May 15, 2025                   14         0        0        0        0        0
May 15, 2026                    5         0        0        0        0        0
May 15, 2027                    0         0        0        0        0        0
May 15, 2028                    0         0        0        0        0        0

AVG LIFE IN YEARS:          22.74     16.17    13.55    11.07     8.83     6.95

--------------------------------------------------------------------------------


NATIONSBANC MONTGOMERY SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[OBJECT OMITTED]
                     NationsBanc Montgomery Securities LLC         10/10

                           [OAKWOOD LOGO APPEARS HERE]
             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-B
                             COMPUTATIONAL MATERIALS




NATIONSBANC MONTGOMERY SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[OBJECT OMITTED]
                     NationsBanc Montgomery Securities LLC         11/11

                           [OAKWOOD LOGO APPEARS HERE]
             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-B
                             COMPUTATIONAL MATERIALS



                  PERCENT OF PRINCIPAL OUTSTANDING OF CLASS M-1

--------------------------------------------------------------------------------
PERCENT OF MHP                  0       100      150      200      250      300
                                                          ---

--------------------------------------------------------------------------------

Initial Percent               100       100      100      100      100      100
May 15, 2000                  100       100      100      100      100      100
May 15, 2001                  100       100      100      100      100      100
May 15, 2002                  100       100      100      100      100      100
May 15, 2003                  100       100      100      100      100      100
May 15, 2004                  100       100      100       93       91       89
May 15, 2005                  100       100       90       79       75       71
May 15, 2006                  100        98       79       67       62       56
May 15, 2007                  100        89       70       57       48       39
May 15, 2008                  100        81       61       46       36       25
May 15, 2009                  100        73       52       36       26       15
May 15, 2010                  100        65       45       30       21       12
May 15, 2011                  100        58       39       25       17        9
May 15, 2012                  100        51       33       21       13        7
May 15, 2013                  100        43       28       17       10        5
May 15, 2014                   96        37       23       14        8        4
May 15, 2015                   88        31       18       10        6        3
May 15, 2016                   80        26       14        7        4        2
May 15, 2017                   71        20       10        4        2        1
May 15, 2018                   60        15        6        2        0        0
May 15, 2019                   51        11        4        0        0        0
May 15, 2020                   45         8        2        0        0        0
May 15, 2021                   39         5        0        0        0        0
May 15, 2022                   31         2        0        0        0        0
May 15, 2023                   23         0        0        0        0        0
May 15, 2024                   15         0        0        0        0        0
May 15, 2025                    9         0        0        0        0        0
May 15, 2026                    3         0        0        0        0        0
May 15, 2027                    0         0        0        0        0        0
May 15, 2028                    0         0        0        0        0        0

AVG LIFE IN YEARS:          20.67     13.70    11.28     9.64     8.74     7.94

--------------------------------------------------------------------------------


NATIONSBANC MONTGOMERY SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[OBJECT OMITTED]
                     NationsBanc Montgomery Securities LLC         12/12

                           [OAKWOOD LOGO APPEARS HERE]
             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-B
                             COMPUTATIONAL MATERIALS



                  PERCENT OF PRINCIPAL OUTSTANDING OF CLASS M-2

--------------------------------------------------------------------------------
PERCENT OF MHP                  0       100      150      200      250      300
                                                          ---

--------------------------------------------------------------------------------

Initial Percent               100       100      100      100      100      100
May 15, 2000                  100       100      100      100      100      100
May 15, 2001                  100       100      100      100      100      100
May 15, 2002                  100       100      100      100      100      100
May 15, 2003                  100       100      100      100      100      100
May 15, 2004                  100       100      100       93       91       89
May 15, 2005                  100       100       90       79       75       71
May 15, 2006                  100        98       79       67       62       56
May 15, 2007                  100        89       70       57       48       39
May 15, 2008                  100        81       61       46       36       25
May 15, 2009                  100        73       52       36       26       15
May 15, 2010                  100        65       45       30       21       12
May 15, 2011                  100        58       39       25       17        9
May 15, 2012                  100        51       33       21       13        7
May 15, 2013                  100        43       28       17       10        5
May 15, 2014                   96        37       23       14        8        4
May 15, 2015                   88        31       18       10        6        3
May 15, 2016                   80        26       14        7        4        2
May 15, 2017                   71        20       10        4        2        1
May 15, 2018                   60        15        6        2        0        0
May 15, 2019                   51        11        4        0        0        0
May 15, 2020                   45         8        2        0        0        0
May 15, 2021                   39         5        0        0        0        0
May 15, 2022                   31         2        0        0        0        0
May 15, 2023                   23         0        0        0        0        0
May 15, 2024                   15         0        0        0        0        0
May 15, 2025                    9         0        0        0        0        0
May 15, 2026                    3         0        0        0        0        0
May 15, 2027                    0         0        0        0        0        0
May 15, 2028                    0         0        0        0        0        0

AVG LIFE IN YEARS:          20.67     13.70    11.28     9.64     8.74     7.94

--------------------------------------------------------------------------------


NATIONSBANC MONTGOMERY SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[OBJECT OMITTED]
                     NationsBanc Montgomery Securities LLC         13/13

                           [OAKWOOD LOGO APPEARS HERE]
             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-B
                             COMPUTATIONAL MATERIALS



                  PERCENT OF PRINCIPAL OUTSTANDING OF CLASS B-1

--------------------------------------------------------------------------------
PERCENT OF MHP                  0       100      150      200      250      300
                                                          ---

--------------------------------------------------------------------------------

Initial Percent               100       100      100      100      100      100
May 15, 2000                  100       100      100      100      100      100
May 15, 2001                  100       100      100      100      100      100
May 15, 2002                  100       100      100      100      100      100
May 15, 2003                  100       100      100      100      100      100
May 15, 2004                  100       100      100       82       78       75
May 15, 2005                  100       100       77       50       40       31
May 15, 2006                  100        96       51       22        8        0
May 15, 2007                  100        74       27        0        0        0
May 15, 2008                  100        54        7        0        0        0
May 15, 2009                  100        36        0        0        0        0
May 15, 2010                  100        32        0        0        0        0
May 15, 2011                  100        29        0        0        0        0
May 15, 2012                  100        25        0        0        0        0
May 15, 2013                  100        22        0        0        0        0
May 15, 2014                   96        19        0        0        0        0
May 15, 2015                   88        16        0        0        0        0
May 15, 2016                   80        13        0        0        0        0
May 15, 2017                   71        10        0        0        0        0
May 15, 2018                   60         8        0        0        0        0
May 15, 2019                   51         5        0        0        0        0
May 15, 2020                   45         4        0        0        0        0
May 15, 2021                   39         3        0        0        0        0
May 15, 2022                   31         1        0        0        0        0
May 15, 2023                   23         0        0        0        0        0
May 15, 2024                   15         0        0        0        0        0
May 15, 2025                    9         0        0        0        0        0
May 15, 2026                    3         0        0        0        0        0
May 15, 2027                    0         0        0        0        0        0
May 15, 2028                    0         0        0        0        0        0

AVG LIFE IN YEARS:          20.67     11.01     7.15     6.11     5.83     5.63

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NATIONSBANC MONTGOMERY SECURITIES LLC
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
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[OBJECT OMITTED]
                     NationsBanc Montgomery Securities LLC         14/14